UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8‑K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2019
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3911 Sorrento Valley Boulevard, Suite 110 San Diego, CA		92121 (Zip Code)
(Address of principal executive offices)
(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 6, 2019, Ligand Pharmaceuticals Incorporated (“Ligand”) closed the previously announced sale of its rights, title and interest in and to that certain Research, Development and License Agreement, dated December 29, 1994, by and between Novartis Pharma AG (as successor in interest to SmithKline Beecham Corporation) and Ligand (as amended, the “License Agreement”), including Ligand’s right to receive royalty payments on worldwide net sales of Promacta pursuant to the terms of the License Agreement, that certain Settlement Agreement and Mutual Release, dated as of February 11, 2009, by and between the Seller and The Rockefeller University and any know-how or other assets, property or rights owned by Ligand and pertaining to the business of the License Agreement, (collectively, the “Purchased Assets”) to RPI Finance Trust (“RPI”), doing business as “Royalty Pharma” (the “Closing”). At the Closing, RPI paid Ligand $827.0 million in cash.

The information set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2019 is incorporated into this Item 2.01 by reference.

In connection with the Closing, Ligand is filing herewith certain pro forma financial information related to the sale of the Purchased Assets, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(b)    Pro Forma Financial Information.
The Unaudited Pro Forma Financial Statements of Ligand reflecting the Closing of the sale of the Purchased Assets are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

i.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2018.

ii.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018.

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2018 and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LIGAND PHARMACEUTICALS INCORPORATED

Date: March 6, 2019	By: /s/ Charles Berkman Name: Charles Berkman Title: Senior Vice President, General Counsel and Secretary